UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2011 (October 21, 2011)

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-09764	11-2534306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street, Suite 1500

Stamford, CT 06901

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 328-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective October 21, 2011, Harman International Industries, Incorporated (“Harman”) entered into the First Amendment to Registration Rights Agreement (the “Amendment”) with KKR I-H Limited, GS Capital Partners VI Fund, L.P., GS Capital Partners VI Parallel, L.P., GS Capital Partners VI Offshore Fund, L.P., GS Capital Partners VI GmbH & Co. KG, Citibank, N.A. and HSBC USA, Inc. (collectively, the “Purchasers”), which amended the previously executed Registration Rights Agreement, dated as of October 23, 2007 (the “Registration Rights Agreement”).

Under the Registration Rights Agreement, Harman agreed to keep effective a shelf registration statement with respect to the resale of its 1.25% Convertible Senior Notes due 2012 (the “Notes”) and the shares of common stock issuable upon conversion of the Notes until the earlier of (i) such time as all of the securities cease to be Registrable Securities (as defined in the Registration Rights Agreement); and (ii) January 23, 2012, the date that is five years and three months after the closing for the Notes. The Amendment permits Harman, so long as it remains a well-known seasoned issuer (as defined in Rule 405 of the Securities Act of 1933, as amended), to allow the shelf registration statement filed pursuant to the Registration Rights Agreement to expire on or after October 23, 2011, and provides that no additional interest will be payable by Harman as a result of such expiration. Harman has further agreed, pursuant to the Amendment, to use its reasonable efforts to cause to become effective a new shelf registration statement with respect to the resale of the Notes and the shares of common stock issuable upon conversion of the Notes within seven Business Days following the earlier of (i) receipt by Harman of a written request by any of the Purchasers or (ii) Harman ceasing to be a well-known seasoned issuer.

The foregoing description of the Amendment is a summary and is qualified in its entirety by the terms of the Amendment, a copy of which is filed herewith as Exhibit 4.1, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	First Amendment to Registration Rights Agreement, dated as of October 21, 2011, between Harman International Industries, Incorporated, KKR I-H Limited, GS Capital Partners VI Fund L.P., GS Capital Partners VI Parallel, L.P., GS Capital Partners VI Offshore Fund, L.P., GS Capital Partners VI GmbH & Co. KG, Citibank, N.A. and HSBC USA Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

By:	/s/ Todd A. Suko
Todd A. Suko, Executive Vice President, General Counsel

Date: October 25, 2011